UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report April 6, 2023
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d)	Election of Director

On April 6, 2023, the Board of Directors of Enservco Corporation (the “Company”) expanded the Board to four directors and elected Kevin Chesser to the Board of Directors of the Company. Mr. Chesser was also appointed to the Company’s Audit Committee where he will serve as Chairperson, in addition to being appointed to the Company’s Compensation Committee.

For his services as an independent director of the Company, Mr. Chesser is entitled to quarterly payments of $12,500, the amount authorized in 2023 as compensation for independent members of the Board of Directors, and is entitled to a pro rata amount of the Company’s annual equity grant of $30,000 to independent members of the Board of Directors. Given that Mr. Chesser has been elected as of April 6, 2023, he will receive $22,500 in shares of the Company valued at $0.53 per share, the closing sales price on April 6, 2023 or 42,452 shares. Such shares are registered under the Company’s 2016 Equity Incentive Plan and will vest, provided Mr. Chesser is still a director on such vesting date, on the earlier of: a) the Company’s next annual meeting; b) 12 months after the date of grant; or 3) on the date Mr. Chesser would resign following any change of control of the Company.

Mr. Chesser is a Certified Public Accountant with over 34 years of experience as a senior finance executive for public and private companies. For the past five years, he has provided CFO-level business consulting services focused on go-public transactions, financings, M&A and board advisory services within his own consulting firm. His prior experience includes 23 years of public accounting service with Deloitte LLP and Briggs & Veselka (now Crowe LLP), where he served as an audit partner and SEC practice leader. He holds a bachelor’s degree in accounting from Lamar University in Beaumont, Texas..

Item 9.01	Exhibits.

(d) Exhibits

A press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Exhibit Number	Description
99.1	Press Release dated April 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 11, 2023.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Chair and CEO